                                                                   Exhibit 10.10


                    [Form of Renewal Notice for Subordinated
                                One Month Notes]


The Thaxton Group                                                         [Date]
1524 Pageland Highway                                Note No.             [####]
Lancaster, SC  29720                                 Maturity Value       $
                                                     Maturity Date        [Date]
                                                     New Maturity Date    [Date]



We are please to advise you that your subordinated note listed above will renew at ____% per annum IF YOU DO NOT REDEEM IT WITHIN TEN DAYS AFTER THE MATURITY DATE. Please call us at 1-888-THAXTON if you wish to redeem your note, if you would like to receive a copy of a prospectus or if you have any questions.

Thank you.

                  [Name of holder]
                  [Address of holder]